UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) 19 November 2004
                                                          -----------------

                        Microwave Filter Company, Inc.
               (Exact Name of Registrant as Specified in Charter)


          New York                      0-10976                   16-0928443
-----------------------------   -----------------------      -------------------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


 6743 Kinne Street, East Syracuse, New York                        13057
 ------------------------------------------------                ----------
      (Address of Principal Executive Offices)                   (Zip Code)

                                 (315) 438-4700
                                 --------------
               Registrant's telephone number, including area code

                                 not applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.



On November 17, 2004, Robert R. Andrews was elected Chairman of the Board of Directors of Microwave Filter Company, Inc. Mr. Andrews has been a Director of Microwave Filter Company, Inc. since 1992 and has served on both the Executive and Audit Committees. Mr. Andrews is the President and Principal shareholder of Morse Manufacturing Company, Inc., East Syracuse, New York which produces specialized material handling equipment and has served in that capacity since prior to 1985. He has served as Chairman of the Board and a Director of the Manufacturers Association of Central New York, President of the Citizens Foundation, a Trustee of the Dewitt Community Church, a Director of the Salvation Army and Chairman of the Business and Industry Council of Onondaga Community College.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Microwave Filter Company, Inc.
                                    --------------------------------
                                    (Registrant)


Dated: 19 November 2004        By:  /s/ Carl F. Fahrenkrug
                                    --------------------------------------------
                                        Carl F. Fahrenkrug
                                        President and Chief Executive Officer









                                       3